REGISTRATION RIGHTS AGREEMENT


               THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of February 24, 1997, is among ELECTRONIC FAB TECHNOLOGY CORP., a Colorado corporation ("Parent"), and the undersigned SHAREHOLDERS (individually a "Shareholder" and together, the "Shareholders") of Parent.


                              RECITALS

               A. Parent, Current Merger Corp., an Oregon corporation ("Merger Sub"), and Current Electronics, Inc., an Oregon corporation ("Target"), have entered into the Agreement and
     Plan
          of Merger, dated as of January 15, 1997 (the "Merger Agreement"), pursuant to which Target was merged with and into
          Merger Sub and the Shareholders received in consideration therefor, among other things, shares of Common Stock, $.01 par
          value, of Parent ("Parent Common Stock").

               B. This Agreement is executed and delivered pursuant to
          Sections 8.2(e) of the Merger Agreement and sets forth the terms on which the Shareholders may require Parent to register securities of Parent owned by them under the Securities Act
     (as
          defined in Article I).


                            AGREEMENT

               NOW, THEREFORE, in consideration of the foregoing, and of
          the representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

                            ARTICLE I

                           DEFINITIONS

               The following terms shall have the following meanings as used in this Agreement:

               1.1 "Agreement" has the meaning set forth in the opening
          statement of this Agreement.

               1.2  "Demand Registration" has the meaning set forth in
          Section 2.1.

               1.3 "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder.

               1.4  "Indemnified Party" has the meaning set forth in
          Section 8.2.

               1.5  "Indemnifying Party" has the meaning set forth in
          Section 8.2.

               1.6  "Losses" has the meaning set forth in Section 8.1.

               1.7 "Merger Agreement" has the meaning set forth in Recital A.

               1.8  "Merger Sub" has the meaning set forth in Recital
     A.

               1.9 "Parent" has the meaning set forth in the opening statement of this Agreement.

               1.10 "Parent Common Stock" has the meaning set forth in Recital A.

               1.11 "Person" means any individual, corporation, partnership, trust, organization, association, governmental body
          or agency.

               1.12 "Piggyback Registration" has the meaning set forth
          in Section 3.1.

               1.13 "Pro Rata Share" has the meaning set forth in
          Section 8.2.

               1.14 "Registrable Securities" means any outstanding shares of Parent Common Stock held by the Shareholders on the date hereof and any securities issued or issuable with respect
          thereto by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, reclassification or other reorganization. A Registrable Security shall cease to be a Registrable Security when: (a) a Registration Statement with respect to the sale of
          such security shall have become effective under the Securities
          Act and such security shall have been disposed of in accordance with such Registration Statement; (b) such security shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act; (c) such security
          shall have been otherwise transferred, new certificates for which, not bearing a legend restricting further transfer, shall
          have been delivered by Parent and subsequent disposition of the security shall not require registration or qualification of such security under the Securities Act or any similar state law then in force or (d) such security shall have ceased to be outstanding.

               1.15 "Registration Expenses" means all expenses incident to Parent's performance of or compliance with this Agreement, including, all registration and filing fees, fees
     and
          expenses of compliance with federal and state securities laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for Parent and all independent certified public accountants, underwriters (excluding underwriting discounts, commissions spreads or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals), and other Persons retained
          by Parent for the purpose of fulfilling its obligations under this Agreement.

               1.16 "Registration Statement" means any registration statement or comparable document under section 5 of the Securities Act through which a public sale or disposition of Registrable Securities may be registered.

               1.17 "SEC" means the Securities and Exchange Commission or any other federal agency administering the Securities Act.

               1.18 "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules
     and
          regulations of the SEC thereunder.

               1.19 "Shareholder" and the "Shareholders" have the meanings set forth in the opening statement of this
     Agreement.

               1.20 "Target" has the meaning set forth in Recital A.


                            ARTICLE II

                       DEMAND REGISTRATION

               2.1 Request for Registration. At any time beginning two
          years after the date hereof, the holders of more than 40% of the then outstanding Registrable Securities, on one occasion, may request registration under the Securities Act of all or part of
          their Registrable Securities. Such holders may exercise their right under this Section 2.1 by giving a written request to Parent signed by them specifying the number of shares of Registrable Securities requested to be included and the intended
          method of disposition thereof. Within ten days after receipt of the request, Parent will give written notice of the request to all other holders of Registrable Securities and will include in such registration (a "Demand Registration") all Registrable Securities for which Parent has received written requests for inclusion within 15 days after Parent's notice is given to the
          holders pursuant to this Section 2.1, so long as the aggregate amount of Registrable Securities that the holders request be included in such registration has a fair market value at the time of the request equal to $3,000,000 ($1,000,000 if Parent can use Form S-3 or its equivalent to effect such registration).
          The holders of Registrable Securities will be entitled to only one Demand Registration.

               2.2 Underwritten Offerings; Priority on Demand Registrations. If the holders of a majority of the
     Registrable
          Securities requested to be included so elect, the Demand Registration may be in the form of an underwritten offering.
     If
          the Demand Registration is an underwritten offering, Parent shall select the managing underwriters for the offering and Parent may elect to include other securities in such registration on the same terms and conditions as the
     Registrable
          Securities to be included in such registration; provided however, if the managing underwriters advise Parent in writing
          that in their opinion the number of Registrable Securities and other securities to be included in the registration exceeds the number that can be sold in such offering at a price satisfactory to the holders of a majority of the Registrable Securities requested to be included in such registration, Parent will give
          priority for inclusion in such registration: (a) first, to the
          Registrable Securities requested to be included in such registration (or to such lesser number of Registrable
     Securities
          that is equal to the number that, in the opinion of the managing underwriters, can be sold, pro rata among the holders thereof based on the number of Registrable Securities owned), (b) second, to the securities, if any, requested to be included in
          such registration pursuant to warrants or options issued to the representatives of the underwriters with respect thereto; (c) third, to the securities Parent proposes to include in such registration; (d) fourth, to the securities that Parent is otherwise obligated to include in such registration; and (e) fifth, to other securities that Parent may desire to include in
          such registration.

               2.3  Restrictions on Demand Registration.
          Notwithstanding anything in this Article II to the contrary, if
          Parent shall furnish to the holders of Registrable Securities requesting registration a certificate signed by the Chief Executive Officer or President of Parent stating that, in the good faith reasonable judgment of the Board of Directors of Parent, such registration of Registrable Securities would materially interfere with, or require premature disclosure of,
          any financing, acquisition or reorganization involving Parent or any of its wholly-owned subsidiaries or would otherwise have a material adverse effect on Parent or the selling holders if undertaken at the time requested, Parent shall have the right to
          defer taking action with respect to such filing for a period of not more than 90 days after receipt of the request of the holders of Registrable Securities; provided, however, that Parent may not utilize this right more than once in any 12 month
          period.

               2.4 Expenses. Except as otherwise provided in this
          Article II, Parent will pay all Registration Expenses in connection with a Demand Registration. In a Demand
     Registration
          that is an underwritten offering, all underwriting discounts, commissions spreads or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the Registrable Securities being offered thereby will be paid by the holders thereof pro rata based on the number of Registrable Securities that each such holder has requested be registered.

               2.5 Payment of Expenses by Holders. A majority of the holders of Registrable Securities requesting registration under
          Section 2.1 may request that a Demand Registration as to which no sale of Registrable Securities has been made thereunder be withdrawn by Parent. If such requesting holders elect not to have such registration counted as a Demand Registration under
          Section 2.1, the requesting holders shall pay, pro rata with in accordance with the number of Registrable Securities requested to be included in such registration, all Registration
     Expenses
          of such registration.

                           ARTICLE III

                      PIGGYBACK REGISTRATION

               3.1 Right to Piggyback. Whenever Parent proposes to register any of its securities under the Securities Act
     (other
          than as (a) a Demand Registration; (b) a registration of securities in connection with a merger, an acquisition, an exchange offer, other business combination or an employee benefit plan maintained by Parent or its subsidiaries; or (c)
     a
          registration of securities on Form S-4 or S-8 or any successor or similar form) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), Parent will give prompt written notice to all holders of Registrable Securities of its intention
          to effect such a registration and will include in such registration, subject to Section 3.3, all Registrable
     Securities
          with respect to which Parent has received written requests for
          Piggyback Registration within 15 days after Parent's notice is given to the holders of Registrable Securities.

               3.2 Piggyback Expenses. Parent will pay all Registration Expenses in connection with a Piggyback Registration. In a Piggyback Registration that is an underwritten offering, all underwriting discounts, commissions
          spreads or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating
          to the Registrable Securities being offered thereby will be paid by the holders thereof pro rata based on the number of Registrable Securities that each such holder has requested be registered.

               3.3 Restrictions on Piggyback Registrations. Notwithstanding anything to the contrary in this Article III,
          (a) if, at any time after receiving such requests and prior to the effective date of the Registration Statement filed in connection with the Piggyback Registration, Parent for any reason decides not to register securities of Parent, Parent will
          give written notice of its decision to the holders of Registrable Securities and thereupon be relieved of its obligation to register any Registrable Securities in connection
          with such registration and (b) if Parent determines for any reason to delay a Piggyback Registration, Parent may do so by giving written notice of its decision to the holders of Registrable Securities.

               3.4 Priority on Underwritten Primary Registrations. If a Piggyback Registration is an underwritten offering initiated
          on behalf of Parent and the managing underwriters advise
     Parent
          in writing that in their opinion the number of securities to be included in such registration exceeds the number that can be sold in such offering at a price satisfactory to Parent,
     Parent
          will give priority for inclusion in such registration: (a) first, to the securities Parent proposes to include in such registration; (b) second, to the securities, if any, requested
          to be included in such registration pursuant to warrants or options issued to the representatives of the underwriters with
          respect thereto; (c) third, to the Registrable Securities requested to be included in such registration and any other securities that Parent is obligated to included in such registration (or to such lesser number of Registrable
     Securities
          and other securities, which is equal to the number that, in the opinion of the managing underwriters, can be sold, pro rata among the holders thereof based on the number of Registrable Securities and other securities owned), and (d) fourth, to other
          securities that Parent may desire to include in such registration.

               3.5 Priority on Underwritten Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of Parent's securities, and the managing underwriters advise Parent in writing that in their
          opinion the number of securities requested to be included in the registration exceeds the number that can be sold in the offering, Parent will give priority for inclusion in such registration (a) first, to the securities requested to be included by the holders requesting such registration, (b) second, to the securities sought to be included in such registration pursuant to the warrants or options issued to the
          representatives of the underwriters with respect thereto; (c) third, to the Registrable Securities requested to be included in
          such registration (or to such lesser number of Registrable Securities, which is equal to the number that, in the opinion of
          the managing underwriters, can be sold, pro rata among the holders thereof based on the number of Registrable Securities owned), and (d) fourth, to other securities that Parent may desire to include in such registration.


                            ARTICLE IV

                     REGISTRATION PROCEDURES

               4.1 Procedures Parent Will Follow. Whenever the holders
          of the Registrable Securities duly request that any Registrable
          Securities be registered pursuant to this Agreement, Parent will use its best efforts to effect the registration of the Registrable Securities on an available form for which Parent then qualifies and that counsel for Parent deems appropriate
     and
          which form is available for the sale of the Registrable Securities in accordance with the intended method of disposition, and pursuant thereto Parent will do the following
          as expeditiously as possible:

                 (a) Registration Statement. Parent will prepare and file with the SEC, and use its best efforts to cause to become effective, a Registration Statement with respect to the
          Registrable Securities Parent has been so requested to register on an available form for which Parent then qualifies and that counsel for Parent deems appropriate and which form is available
          for the sale of the Registrable Securities in accordance with the intended method of disposition.

                 (b) Maintenance of Effectiveness. Parent will prepare and file with the SEC such amendments and supplements to
          the Registration Statement and prospectus used for the sale of the Registrable Securities as may be necessary to keep the Registration Statement effective until the earlier of (i) the date on which the sale of the Registrable Securities is completed and (ii) the date 90 days after the Registration Statement with respect to the Registrable Securities becomes effective, and comply with the provisions of the Securities
     Act
          with respect to the disposition of all securities covered by the
          Registration Statement during its effectiveness in accordance with the intended methods of disposition of such securities.

                 (c) Copies of Prospectuses. Parent will furnish to the holders the number of copies of the Registration Statement, each amendment and supplement thereto, the prospectus
          included in the Registration Statement (including each preliminary prospectus) and such other documents that the holders may reasonably request to facilitate the disposition of
          the Registrable Securities Parent has been so requested to register. At any time when a prospectus with respect to the Registrable Securities is required to be delivered under the Securities Act, Parent will notify the holders of the occurrence
          of any material change in the information contained in the prospectus included in the Registration Statement. Whenever in
          Parent's judgment it is necessary, Parent will prepare a supplement or amendment to the prospectus so that, as thereafter
          delivered to the proposed purchasers of the Registrable Securities, the prospectus will not contain, to Parent's knowledge, any untrue statement of material fact or omit to state any fact necessary to make the statements in it not misleading, and the holders will discontinue disposition of the
          Registrable Securities until the holders are advised in writing by Parent that the use of the prospectus may be resumed and are furnished with a supplement or amendment to the prospectus.
     If
          Parent shall give any notice to suspend the disposition of Registrable Securities pursuant to a prospectus, Parent shall extend the period of time during which Parent is required to maintain the Registration Statement effective pursuant to this
          Agreement by the number of days during the period from and including the date of the giving of such notice through and including the date the holders are advised by Parent that the use of the prospectus may be resumed or receive the copies of the supplement or amendment to the prospectus.

                 (d) Blue Sky Compliance. Parent will use its best efforts to register or qualify the Registrable Securities
     Parent
          has been so requested to register under the securities or blue sky laws of such jurisdictions within the United States of America as any holder of Registrable Securities selling Registrable Securities in connection with the registration reasonably requests, and do any and all other acts and things reasonably necessary or advisable to enable the holder to dispose of the holder's Registrable Securities in such jurisdictions; except Parent will not be required to (i)
     qualify
          generally to do business in any jurisdiction where it is not then so qualified or (ii) consent to, or take any action that would subject it to, general service of process or taxation in
          any jurisdiction where it is not then so subject.

                 (e) Listing; Transfer Agent. Parent will use its best efforts to cause all such Registrable Securities to be listed on all securities exchanges or quoted on all automated quotation systems on which securities of the same class issued
          by Parent are then listed or quoted and will provide a transfer agent and registrar for all such Registrable Securities no later than the effective date of the Registration Statement.

                 (f) Customary Agreements. In the case of an underwritten offering, Parent will enter into customary agreements, including an underwriting agreement in customary form, as the holders of a majority of the Registrable
     Securities
          being registered or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of the Registrable Securities being so registered.

                 (g) Certain Information. Parent will make available for inspection upon reasonable request by any holder
          of Registrable Securities being registered, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained
          by the holder or underwriter, all financial and other records, pertinent corporate documents and properties of Parent, and cause Parent's officers, directors and employees to supply all
          information reasonably requested by the holder, underwriter, attorney, accountant or agent in connection with the Registration Statement, upon receipt by Parent of confidentiality agreements satisfactory to Parent.

                 (h) Compliance with Law. Parent will comply with all rules and regulations of the SEC and applicable state securities laws governing the manner of sale of securities in connection with the disposition of any Registrable Securities pursuant to any Registration Statement.

                 (i) Stop-Orders. Parent will promptly notify all holders of Registrable Securities being registered of its receipt of (i) any stop-order, injunction or order suspending the effectiveness of any Registration Statement covering any Registrable Securities or, to Parent's knowledge, the initiation
          of any proceeding for that purpose, or (ii) any notification with respect to the limitation, restriction or suspension of the
          offer or sale of any Registrable Securities in any jurisdiction in which the Registrable Securities were qualified to be sold or, to Parent's knowledge any proceeding for that purpose.
     If
          Parent notifies the holders of any such event, the holders will immediately discontinue all sales or other dispositions of the
          Registrable Securities pursuant to the Registration Statement until Parent notifies the holders that such stop-order, injunction, order, limitation, restriction or suspension has been lifted, except, unless Parent notifies the holders otherwise, if a stop-order, injunction, order, limitation, restriction or suspension issued by a state securities or blue
          sky administrator applies only to offers and sales in such state, the holders will immediately discontinue all sales and other disposition of the Registrable Securities in such state.
          Parent, with cooperation of the holders, will use its reasonable efforts to contest any such proceeding and to obtain the withdrawal of any such stop-order, injunction, order, limitation, restriction or suspension.

               4.2 Procedures Holders of Registrable Securities Will Follow. Whenever the holders of the Registrable Securities duly
          request that any Registrable Securities be registered pursuant to this Agreement, the holders will do the following as expeditiously as possible:

                 (a) Certain Information. The holders will provide Parent with such information and affidavits about the holders and the intended manner of disposition of the Registrable Securities and otherwise use their best efforts to cooperate with Parent and the underwriters, if any, Parent may require to
          satisfy any obligation of Parent under this Agreement to register the Registrable Securities under federal and state securities laws and otherwise take actions related thereto.
     If
          the holders fail to provide the information required under this
          Section 4.2(a), Parent may delay the registration until the information is provided and the holders agree to pay Parent its
          out-of-pocket expenses that arise from the failure to provide such information. The holders will notify Parent of the occurrence of any material change in the information provided by
          them that is contained in the prospectus included in the Registration Statement, as then in effect. Whenever in
     Parent's
          judgment it is necessary, Parent will prepare a supplement or amendment to the prospectus so that, as thereafter delivered to
          the proposed purchasers of the Registrable Securities, the prospectus will not contain, to Parent's knowledge, any untrue
          statement of material fact or omit to state any fact necessary to make the statements in it not misleading, and the holders will discontinue disposition of the Registrable Securities until
          the holders are advised in writing by Parent that the use of the prospectus may be resumed and are furnished with a supplement or amendment to the prospectus. If Parent shall give any notice to suspend the disposition of Registrable Securities pursuant to a prospectus, Parent shall extend the period of time during which
          Parent is required to maintain the Registration Statement effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of
          such notice through and including the date the holders are advised by Parent that the use of the prospectus may be resumed
          or receive the copies of the supplement or amendment to the prospectus.

                 (b) Compliance with Law. The holders will comply with all rules and regulations of the SEC and applicable state
          securities laws governing the manner of sale of securities in connection with the disposition of any Registrable Securities pursuant to any Registration Statement.

                 (c) Participation in Underwritten Offerings. No holder of Registrable Securities may participate in any underwritten offering hereunder unless such holder (i) agrees to
          sell such holder's securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the holders of a majority (by number of shares) of Registrable Securities to be included in such underwritten offering and (ii) completes and executes all questionnaires, indemnities, underwriting agreements and other
          documents (other than powers of attorney) reasonably required under the terms of such underwriting arrangements.


                            ARTICLE V

                        BLACK OUT PERIODS

               5.1 Restrictions on Public Sale by Holders. Whenever Parent proposes to register any of its securities under the Securities Act in an underwritten offering (other than as (a)
     a
          Demand Registration; (b) a registration of securities in connection with a merger, an acquisition, an exchange offer, other business combination or an employee benefit plan maintained by Parent or its subsidiaries; or (c) a registration
          of securities on Form S-4 or S-8 or any successor or similar form) and if requested by the managing underwriters and the Shareholder then beneficially owns more than 2% of the outstanding Parent Common Stock, such holder of Registrable Securities will not effect any public sale or disposition of securities of Parent the same as or similar to those being registered, or any securities convertible into or exchangeable
          or exercisable for such securities, including a sale pursuant to
          Rule 144 under the Securities Act, except as part of such registration, during the 14-day period prior to, and during the
          90-day period (or, with respect to a Piggyback Registration, such longer period of up to 120 days as may reasonably be requested by such managing underwriters) beginning on the effective date of the related Registration Statement, to the extent timely notified in writing by Parent or the managing underwriters.

               5.2 Restrictions on Public Sale by Parent and Others. In connection with any Demand Registration that is an underwritten offering and if requested by the managing underwriters, Parent will not effect any public sale or disposition of any securities the same as or similar to those being registered by Parent, except as part of such registration,
          during the 14-day period prior to, and during the 90-day period beginning on the effective date of the related Registration Statement to the extent timely notified in writing by the managing underwriters. Notwithstanding anything to the contrary
          in the foregoing, the restrictions under this Section 6.2 shall not limit the issuance of securities of Parent, or options or warrants to purchase such securities, that Parent is required to
          issue pursuant to (a) any employee stock option plan or non-employee director stock option plan in effect at the time Parent receives a request for Demand Registration, (b) the exercise of any outstanding options or warrants with respect to securities of Parent, (c) the exercise of any conversion or exchange right in accordance with the terms of any other outstanding security convertible into or exchangeable for securities of Parent, and
          (d) the terms of any business combination.


                            ARTICLE VI

                         INDEMNIFICATION

               6.1 Indemnification by Parent. Parent will indemnify and hold harmless, to the extent permitted by law, each each holder of Registrable Securities and, if applicable, the officers and directors of the holder, and each Person who controls the holder (within the meaning of the Securities Act
     or
          the Exchange Act) from and against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, injunction, judgment, order, decree, ruling, damage, dues, penalty, fines, costs, amounts paid in settlement, liabilities,
          obligations, losses, expenses and fees, including court costs and attorneys' fees and expenses (collectively, "Losses")
     that
          the holder and, if applicable, the officers and directors of the holder, and each Person who controls the holder may suffer through and after the date of the claim for indemnification caused by or arising out of any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus, preliminary prospectus, or other related
          filing with the SEC or any other federal or state governmental agency, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in
          writing to Parent by any holder of Registrable Securities expressly for use therein or by any holder's failure to comply
          with any legal requirement applicable to such holder and not contractually assumed by Parent to deliver a copy of the Registration Statement or prospectus or any amendments or supplements thereto after Parent has furnished the holder with a
          sufficient number of copies of the same. In connection with an underwritten offering, Parent shall indemnify the underwriters, their officers and directors, and each Person who controls the underwriters (within the meaning of the Securities Act or the Exchange Act) to the extent customary.

               6.2 Indemnification by Holders. In connection with any registration in which a holder of Registrable Securities is participating, each such Holder will indemnify and hold harmless, to the extent permitted by law, Parent, its directors
          and officers and each Person who controls Parent (within the meaning of the Securities Act or the Exchange Act) from and against the holder's Pro Rata Share (as defined in this
     Section
          6.2) of all Losses that Parent, its directors and officers and each Person who controls Parent may suffer through and after the date of the claim for indemnification caused by or arising out of any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus, preliminary
          prospectus, or other related filing with the SEC or any other federal or state governmental agency, or any omission or alleged
          omission to state therein a material fact required to be stated
          therein or necessary to make the statements therein not misleading, but only to the extent that the same are caused by
          or contained in any information furnished in writing to Parent by such holder of Registrable Securities expressly for use therein or by any holder's failure to comply with any legal requirement applicable to such holder and not contractually assumed by Parent to deliver a copy of the Registration Statement or prospectus or any amendments or supplements thereto
          after Parent has furnished the holder with a sufficient number of copies of the same. For purposes of the foregoing, a holder's "Pro Rata Share" means that fraction equal to the amount of the proceeds received or to be received by the holder
          in connection with the registration over the total proceeds received or to be received by all holders in connection with the
          registration.

               6.3 Indemnification Procedure. If any Person has a claim for Losses hereunder (an "Indemnified Party"), the Indemnified Party will (a) notify the party or parties hereto from which it is entitled to make such claim (individually, an
          "Indemnifying Party" and, together, the "Indemnifying
     Parties")
          of such claim, specifying the nature of the Losses and the amount or estimated amount thereof if feasible and (b) unless in
          the Indemnified Party's reasonable judgment (based on written advice of counsel) a conflict of interest between the Indemnified Party and the Indemnifying Parties may exist with respect to the matter giving rise to such claim, permit the Indemnifying Party to assume and thereafter conduct the defense
          of the matter with counsel of the Indemnifying Party's choice reasonably satisfactory to the Indemnified Party. If the defense is so assumed, the Indemnifying Party will not be subject to any liability for any settlement made with respect to
          such claim by the Indemnified Party without its consent, which will not be unreasonably withheld. An Indemnifying Party who is not entitled to or elects not to assume the defense of a claim, will not be obligated to pay the fees and expenses of more than one counsel for all parties it indemnifies with respect to such claim, unless in the reasonable judgment of any Indemnified Party (based on written advice of counsel) a conflict of interest may exist between such Indemnified Party and any other
          Indemnified Parties with respect to such claim.


                           ARTICLE VII

                     RESTRICTIONS ON TRANSFER

               7.1 Legends. Each certificate representing Registrable Securities shall bear a legend to the following effect:

               "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE
                    SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THESE
     SECURITIES
                    CANNOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH RESTRICTIONS ON THE TRANSFERABILITY CONTAINED IN AN AGREEMENT RELATING TO THE
     SECURITIES
                    AND APPLICABLE FEDERAL AND STATE SECURITIES LAWS
     AND
                    NO TRANSFER WILL BE RECOGNIZED UNLESS MADE IN COMPLIANCE WITH SUCH LAWS."

          Any holder of Registrable Securities who disposes of Registrable
          Securities in accordance with Section 7.2 shall be entitled to have Parent cause new unlegended certificates to be issued promptly to the holder in exchange for outstanding legended certificates representing the disposed shares if (a) the opinion
          to counsel referred to in Section 7.2 is to the further effect that such legend is not required in order to establish compliance with any provisions of the Securities Act or (b)
     such
          Registrable Securities cease to be Registrable Securities for any of the reasons set forth in clauses (a) or (b) of Section 1.14.

               7.2 Notice of Proposed Dispositions. Prior to any proposed disposition of any Registrable Securities (unless there
          is proposed to be in effect a Registration Statement with respect to the sale of such securities and such securities will
          be disposed of in accordance with such Registration
     Statement),
          the holder thereof shall give written notice to Parent of such holder's intention to effect such disposition. Each such notice shall describe the manner and circumstances of the proposed disposition and shall be accompanied by either (a) a written opinion of legal counsel addressed to Parent and reasonably satisfactory in form and substance to Parent, to the effect that
          the proposed disposition of Registrable Securities may be effected without registration of such Registrable Securities
     or
          (b) a "no action" letter from the SEC to the effect that such disposition without registration of such Registrable
     Securities
          will not result in recommendation by the staff of the SEC that enforcement action be taken with respect thereto, whereupon the holder of such Registrable Securities shall be entitled to transfer such Registrable Securities in accordance with the terms of the notice delivered by the holder to Parent. The provisions of this Section 7.2 shall not apply to any securities
          that cease to be Registrable Securities.


                           ARTICLE VIII

                        GENERAL PROVISIONS

               8.1 Remedies. Any Person having rights under this Agreement will be entitled to enforce them specifically, to recover damages caused by reason of any breach of any provision
          of this Agreement, and to exercise all other rights granted by law.

               8.2 Successors and Assigns. This Agreement will bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed. Any provision of this Agreement for the benefit of the holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable
     Securities
          to which the subsequent holder has been expressly assigned such rights at the time of the transfer of the Registrable
     Securities
          to him, but not otherwise.

               8.3 Term; Effect of Expiration or Termination. This Agreement shall be effective as of the date hereof, and unless
          earlier terminated in accordance with this Agreement, shall expire on the earliest of: (a) 10 years from the date of this Agreement or (b) such time as all Registrable Securities have been sold pursuant to an effective Registration Statement under
          the Securities Act or may be publicly sold without registration.
          Moreover, the obligation of Parent to register its securities under this Agreement as to any Shareholder shall terminate at such time as such Shareholder can then publicly sell all of its
          Registrable Securities without registration under the Securities
          Act during a three-month period pursuant to Rule 144 under the
          Securities Act or otherwise. In the event of termination or expiration of this Agreement, this Agreement shall forthwith become void and there shall be no liability or obligation on the
          part of the parties hereto, except the provisions of Article
     VI
          (Indemnification) and this Article VII (General Provisions) shall remain in full force and effect and survive any termination of this Agreement.

               8.4 Amendments; Modifications. This Agreement may be amended or modified in writing by Parent and the holders of a majority of the Registrable Securities at the time of such amendment or modification.

               8.5 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail, return receipt requested, or sent via facsimile, with confirmation of receipt,
          to the parties at the following address or at such other address for a party as shall be specified by notice hereunder:

                 (a)     if to Parent, to:

                    Electronic Fab Technology Corp.
                    7241 West 4th Street
                    Greeley, Colorado 80634
                    Attention:  Stuart W. Fuhlendorf
                    Facsimile No.:  (303) 892-4306

                 (b)     if to the Shareholders, to:

                    Charles E. Hewitson
                    2709 S.E. Balboa Drive
                    Vancouver, Washington  98683
                    Facsimile No.:  (503) 538-6610

                    and

                    Matthew J. Hewitson
                    13801 S.E. 35th Street
                    Vancouver, Washington 98683
                    Facsimile No.:  (360) 883-6717

                    and

                    Greg Hewitson
                    15905 S.W. Oswego Shore Ct.
                    Lake Oswego, Oregon  97034
                    Facsimile No.:  (503) 697-3646

               8.6 Entire Agreement. This Agreement and the documents and instruments and other agreements specifically referred to herein or delivered pursuant hereto constitute the entire agreement among the parties hereto with respect to the subject
          matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties hereto
          with respect to the subject matter hereof.

               8.7 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted
          so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible,
          the economic, business and other purposes of such void or unenforceable provision.

               8.8 Remedies Cumulative; No Waiver. Except as otherwise
          provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. No failure or delay
          on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver
          of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right.

               8.9 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado (without regard to the principles of conflicts of law
          thereof).

               8.10 Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding
          or rule of construction providing that ambiguities in an agreement or other document will be construed against the party
          drafting such agreement or document.

               8.11 Interpretation. When a reference is made in this Agreement to Articles, Recitals or Sections, such reference shall be to an Article, Recital or Section to this Agreement unless otherwise indicated. The words "include," "includes"
     and
          "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The phrase "made available" in this Agreement shall mean that the information referred to has been made available if requested by the party hereto to whom such information is to be made available. The table of contents and Article and Section headings contained in
          this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. In this Agreement, any reference to a party's "knowledge" means such party's actual knowledge after due and diligent inquiry of officers, directors and other employees of
          such party reasonably believed to have knowledge of such matters. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

               8.12 Counterparts. This Agreement may be executed in one
          or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart.

               8.13 Attorneys Fees. In the event of any proceeding to enforce this Agreement, the prevailing party shall be entitled
          to receive from the losing party all reasonable costs and expenses, including the reasonable fees of attorneys, accountants and other experts, incurred by the prevailing party
          in investigating and prosecuting (or defending) such action at trial or upon any appeal.

               IN WITNESS WHEREOF, the parties hereto have duly executed
          this Registration Rights Agreement as of the date first written above.

                                        Parent:

                                        ELECTRONIC FAB TECHNOLOGY
          CORP.



                                        By:
     _______________________________


                                        Shareholders:



     _____________________________________
                                             Charles E. Hewitson



     _____________________________________
                                             Matthew J. Hewitson



     _____________________________________
                                             Greg Hewitson



               The undersigned persons join in this Agreement to the extent of any community property interest held by them and consent hereto with respect to such interest.



     _____________________________________
                                             Christie Hewitson



     _____________________________________
                                             Marsha Hewitson



     _____________________________________
                                             Linda Hewitson